MITCHELL HUTCHINS SERIES TRUST--GROWTH AND INCOME PORTFOLIO

                          SUPPLEMENT TO PROSPECTUS DATED MAY 1, 2000

                                                                October 10, 2000

Dear Investor,

           This supplement to the Prospectus dated May 1, 2000 for Mitchell Hutchins Series Trust--Growth and Income Portfolio describes important changes affecting your fund. These changes were proposed by Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") and approved by your fund's board as in the best interests of fund shareholders. If you have any questions about these changes, you should contact your Financial Advisor.

           The purpose of this supplement is to notify you of

                o New investment management arrangements for the fund, including the appointment of Alliance Capital Management L.P. ("Alliance Capital") as sub-adviser, effective October 10, 2000, and

                o Related changes in the fund's investment strategies and portfolio managers.

           More information about the new investment management arrangements and related investment strategy and portfolio manager changes is set out below. Shareholders of the fund will be asked to approve its new investment management arrangements at a meeting expected to be held in January or February 2001.

NEW INVESTMENT MANAGEMENT ARRANGEMENTS

           On October 6, 2000, the board of trustees for Mitchell Hutchins Series Trust terminated the existing Investment Advisory and Administration Contract ("Old Advisory Contract") with Mitchell Hutchins Asset Management Inc. ("Mitchell Hutchins") relating to the fund and approved new interim investment management arrangements that became effective on October 10, 2000.

           These new investment management arrangements for the fund consist of a new Interim Investment Management and Administration Contract ("Interim Management Contract") with Mitchell Hutchins and an Interim Sub-Advisory Contract with Alliance Capital. Under the Interim Management Contract, Mitchell Hutchins' primary portfolio management responsibility is to identify appropriate sub-advisers to manage the fund's assets and to supervise and monitor the performance of those sub-advisers and make recommendations about the retention or replacement of sub-advisers. These new interim contracts terminate automatically 150 days after their effective dates. The fees payable by the fund to Mitchell Hutchins under the Interim Management Contract are identical to the fees under the Old Advisory Contract. Mitchell Hutchins (not the fund) pays Alliance Capital for its services under the Interim Sub-Advisory Contract.

           These arrangements and some related changes in the fund's investment strategies are described in greater detail in the revisions to the fund's Prospectus set out below.

AS A RESULT OF THESE CHANGES, THE PROSPECTUS DATED MAY 1, 2000 IS REVISED AS
FOLLOWS:

THE SECTION CAPTIONED "PRINCIPAL INVESTMENT STRATEGIES" ON P. 3 OF THE PROSPECTUS IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

                     PRINCIPAL INVESTMENT STRATEGIES

                     The fund invests in a combination of securities to obtain both growth and income. To obtain growth, the fund invests in stocks that its sub-adviser believes have substantial potential for capital growth. To obtain current income, the fund invests in dividend paying stocks and, to a lesser extent, convertible bonds and money market instruments.

                     The fund generally invests in large capitalization companies. Some of the fund's investments may be in U.S. dollar denominated securities of foreign issuers. The fund may (but is not required to) use derivatives as part of its investment strategy or to help manage portfolio risks.

                     The fund's manager, Mitchell Hutchins Asset Management Inc., has appointed Alliance Capital Management L.P. ("Alliance Capital") to serve as sub-adviser for the fund's investments. In deciding which equity securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, a company's strength in fundamentals, its potential for earnings growth over time, and the current price of its securities relative to their perceived worth. In deciding which fixed income securities to buy and sell for the fund, Alliance Capital will generally consider, among other things, the strength of certain sectors of the fixed income market relative to others, interest rates and other general market conditions, as well as the credit quality and financial condition of individual issuers and, where applicable, the protection afforded by the terms of the particular obligations.

THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "INVESTMENT ADVISER" IS RETITLED "INVESTMENT MANAGER AND SUB-ADVISER" AND IS REPLACED IN ITS ENTIRETY WITH THE
FOLLOWING:

                     Mitchell Hutchins Asset Management Inc. is the fund's manager and administrator. Mitchell Hutchins is located at 51 West 52nd Street, New York, New York, 10019-6114, and is a wholly owned asset management subsidiary of PaineWebber Incorporated, which is wholly owned by Paine Webber Group Inc. ("PW Group"), a publicly owned financial services holding company. On August 31, 2000, Mitchell Hutchins was adviser or sub-adviser of 31 investment companies with 75 separate portfolios and aggregate assets of approximately $57.7 billion.

                     On July 12, 2000, PW Group and UBS AG ("UBS") announced that they had entered into an agreement and plan of merger under which PW Group will merge into a wholly owned subsidiary of UBS. If all required approvals are obtained and the required conditions are satisfied, PW Group and UBS expect to complete the transaction in November 2000. UBS, with headquarters in Zurich, Switzerland, is an internationally diversified organization with operations in many areas of the financial services industry.

                     Alliance Capital Management L.P. ("Alliance Capital"), located at 1345 Avenue of the Americas, New York, New York 10105, is the fund's sub-adviser. Alliance Capital is a leading global investment management firm with approximately $388 billion in assets under management at June 30, 2000.1/ Alliance Capital manages retirement assets for many of the largest U.S. public and private employee benefit plans, for public employee retirement funds, and for foundations, pension funds, endowments, bank, insurance companies and high net worth individuals worldwide. Alliance Capital is also one of the largest mutual fund


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1/ The combined (pro forma) assets under management of Alliance Capital and Sanford C. Bernstein, Inc., the assets and liabilities of which Alliance Capital acquired on October 2, 2000, totaled approximately $470 billion as of June 30, 2000.

                     sponsors, with a diverse family of globally distributed mutual fund portfolios and approximately 6.1 million shareholder accounts.

THE SECTION AT P. 7 OF THE PROSPECTUS CAPTIONED "PORTFOLIO MANAGER" IS REPLACED IN ITS ENTIRETY BY THE FOLLOWING:

               PORTFOLIO MANAGER

                     Frank Caruso, a senior vice president and portfolio manager at Alliance Capital, is primarily responsible for the day-to-day management of the fund's investments and has held his fund responsibilities since October 10, 2000. Prior to joining Alliance Capital in 1994, Mr. Caruso was a managing director at Shearson Lehman Advisors, Shearson's $50 billion money management organization. At Shearson Lehman Advisors, he was the lead portfolio manager for Shearson's family of growth and income mutual funds. Mr. Caruso holds a B.A. from SUNY College at Oneonta. He is a Chartered Financial Analyst, a member of the New York Society of Security Analysts and the Association for Investment Management and Research and has 19 years of investment experience.




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